WELLS FARGO FUNDS TRUST
                          INVESTMENT ADVISORY AGREEMENT

                                   SCHEDULE A

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                                                                    FEE AS % OF
FUNDS                                                               AVG. DAILY
                                                                     NET ASSET
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1. Asset Allocation Fund                                               0.75
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2. California Limited Term Tax-Free Fund                               0.40
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3. California Tax-Free Fund                                            0.40
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4. California Tax-Free Money Market Fund                               0.30
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5. California Tax-Free Money Market Trust                              0.00
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6. Cash Investment Money Market Fund                                   0.10
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7. Colorado Tax-Free Fund                                              0.40
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8. Diversified Bond Fund                                               0.50
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9. Diversified Equity Fund                                             0.72
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10. Diversified Small Cap Fund                                         0.87
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11. Equity Income Fund                                                 0.75
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12. Equity Index Fund                                                  0.25
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13. Equity Value Fund                                                  0.75
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14. Government Institutional Money Market Fund                         0.10
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15. Government Money Market Fund                                       0.35
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16. Growth Balanced Fund                                               0.65
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17. Growth Equity Fund                                                 0.97
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18. Growth Fund                                                        0.75
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19. High Yield Bond Fund                                               0.60
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20. Income Fund                                                        0.50
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21. Income Plus Fund                                                   0.60
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22. Index Allocation Fund                                              0.75
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23. Index Fund                                                         0.15
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24. Inflation-Protected Bond Fund                                      0.50
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25. Intermediate Government Income Fund                                0.50
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26. International Equity Fund                                          1.00
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27. Large Cap Appreciation Fund                                        0.70
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28. Large Company Growth Fund                                          0.75
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29. Limited Term Government Income Fund                                0.50
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30. Liquidity Reserve Money Market Fund                                0.35
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31. Mid Cap Growth Fund                                                0.75
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32. Minnesota Money Market Fund                                        0.30
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33. Minnesota Tax-Free Fund                                            0.40
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34. Moderate Balanced Fund                                             0.60
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35. Money Market Fund                                                  0.40
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36. Money Market Trust                                                 0.00
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37. National Limited Term Tax-Free Fund                                0.40
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38. National Tax-Free Fund                                             0.40
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39. National Tax-Free Institutional Money Market Fund                  0.10
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40. National Tax-Free Money Market Fund                                0.25
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41. National Tax-Free Money Market Trust                               0.00
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42. Nebraska Tax-Free Fund                                             0.50
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43. OTC Growth Fund                                                    0.65
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44. Outlook Today Fund                                                 0.70
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


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                                                                    FEE AS % OF
FUNDS                                                               AVG. DAILY
                                                                     NET ASSET
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45. Outlook 2010 Fund                                                  0.70
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46. Outlook 2020 Fund                                                  0.70
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47. Outlook 2030 Fund                                                  0.70
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48. Outlook 2040 Fund                                                  0.70
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49. Overland Express Sweep Fund                                        0.45
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50. Prime Investment Institutional Money Market Fund                   0.10
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51. Prime Investment Money Market Fund                                 0.10
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52. SIFE Specialized Financial Services Fund                           0.95
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53. Small Cap Growth Fund                                              0.90
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54. Small Cap Opportunities Fund                                       0.90
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55. Small Company Growth Fund                                          0.90
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56. Small Company Value Fund                                           0.90
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57. Specialized Health Sciences Fund                                   0.95
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58. Specialized Technology Fund                                        1.05
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59. Stable Income Fund                                                 0.50
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60. Strategic Growth Allocation Fund                                   0.72
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61. Strategic Income Fund                                              0.52
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62. Tactical Maturity Bond Fund                                        0.50
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63. Treasury Plus Institutional Money Market Fund                      0.10
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64. Treasury Plus Money Market Fund                                    0.35
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65. WealthBuilder Growth Balanced Portfolio                            0.35
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66. WealthBuilder Growth and Income Portfolio                          0.35
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67. WealthBuilder Growth Portfolio                                     0.35
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68. 100% Treasury Money Market Fund                                    0.35
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Approved by Board of Trustees:  October 24, 2000, December 18, 2000, February 6,
2001, May 8, 2001, August 7, 2000, November 6, 2001, November 27, 2001, December
23, 2001, February 5, 2002, May 7, 2002, and November 5, 2002.

Most Recent Annual Approval Date: August 6, 2002.


                                      A-2
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         The  foregoing  fee  schedule  is agreed to as of  November 5, 2002 and shall remain in effect until changed in writing by the parties.

                                        WELLS FARGO FUNDS TRUST

                                        By:/s/ C. DAVID MESSMAN
                                           -------------------------------------
                                           C. David Messman
                                           Secretary


                                        WELLS FARGO FUNDS MANAGEMENT, LLC

                                        By:/s/ ANDREW OWEN
                                           -------------------------------------
                                           Andrew Owen
                                           Vice President


                                      A-3